UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
Gregory A. Reid	George J. Zornada
Salient Midstream & MLP Fund	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 11/30/15

Date of reporting period: 08/31/15

Item 1.	Schedule of Investments.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments

August 31, 2015

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies-144.9%
Diversified Energy-65.4%
United States-65.4%
Enable Midstream Partners, LP (1)(2)	520,561	$8,079,107
Enbridge Energy Management, L.L.C. (1)(2)(3)	777,047	21,873,867
Energy Transfer Equity, L.P. (1)(2)(4)	1,556,840	43,669,362
Enterprise Products Partners L.P. (1)(2)(4)	1,728,894	48,599,211
Kinder Morgan, Inc. (1)	888,589	28,799,169
NGL Energy Partners LP (1)(2)	752,993	18,147,131
ONEOK, Inc. (1)	379,230	13,656,072
The Williams Companies, Inc. (1)	822,226	39,631,293

		222,455,212

Gathering & Processing-22.5%
United States-22.5%
American Midstream Partners, LP (2)	467,268	6,686,605
Antero Midstream Partners LP (2)(4)	667,716	15,464,302
EnLink Midstream Partners, LP (1)(2)	325,540	5,739,270
EnLink Midstream, LLC (1)	375,439	8,957,975
Summit Midstream Partners, LP (1)(2)	431,424	9,508,585
Targa Resources Corp. (1)	207,594	13,713,660
Targa Resources Partners LP (1)(2)	362,616	10,947,377
Western Gas Equity Partners, LP (1)(2)	73,909	3,924,568
Western Gas Partners, LP (2)	24,733	1,455,042

		76,397,384

Liquids Transportation & Storage-18.1%
United Kingdom-2.3%
VTTI Energy Partners LP (1)(2)	360,007	7,819,352

		7,819,352

United States-15.8%
ARC Logistics Partners LP (2)	264,620	4,220,689
Buckeye Partners, L.P. (1)(2)	101,465	7,145,165
Magellan Midstream Partners, L.P. (1)(2)(4)	326,350	23,030,520
Plains GP Holdings, L.P., Class A (1)(2)	704,226	13,795,787
Rose Rock Midstream, L.P. (1)(2)	181,625	5,643,089

		53,835,250

		61,654,602

Natural Gas Gathering/Processing-8.0%
United States-8.0%
CorEnergy Infrastructure Trust, Inc.	1,270,181	6,516,029
EMG Utica I Offshore Co-Investment, LP (2)(5)(6)(7)(8)	16,000,000	20,553,600

		27,069,629

Natural Gas Pipelines & Storage-4.3%
United States-4.3%
Spectra Energy Corp. (1)	345,741	10,050,691
Tallgrass Energy GP, LP (1)(2)	163,575	4,678,245

		14,728,936

Oil Service and Other Specialty-2.1%
United States-2.1%
Enviva Partners, LP (2)	238,815	3,116,536
Exterran Partners, L.P. (1)(2)	183,715	3,993,964

		7,110,500

See accompanying Notes to Consolidated Schedule of Investments.

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Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

	Shares/Units	Fair Value
Propane-1.7%
United States-1.7%
AmeriGas Partners, L.P. (1)(2)	126,788	$5,685,174

		5,685,174

Refining & Marketing-2.5%
United States-2.5%
Calumet Specialty Products Partners, L.P. (1)(2)	326,429	8,457,775

		8,457,775

Tankers-10.5%
Bermuda-2.2%
Golar LNG Partners LP (1)(2)	373,781	7,389,650

		7,389,650

Republic of the Marshall Islands-4.6%
Dynagas LNG Partners LP (2)	363,000	5,176,380
Teekay Offshore Partners L.P. (1)(2)	584,461	10,344,960

		15,521,340

United States-3.7%
Capital Product Partners L.P. (1)(2)	1,796,361	12,718,236

		12,718,236

		35,629,226

Transportation Infrastructure-7.0%
United States-7.0%
Macquarie Infrastructure Company LLC (1)	304,135	23,941,507

Utilities-2.9%
United States-2.9%
NRG Yield, Inc., Class A (1)	305,345	4,803,077
NRG Yield, Inc., Class C (1)	305,345	4,903,841

		9,706,918

Total Master Limited Partnerships and Related Companies (Cost $419,218,228)		492,836,863

	Principal Amount	Fair Value
Convertible Bond-0.2%
Natural Gas Gathering/Processing-0.2%
United States-0.2%
American Energy-Utica, LLC, 3.50%, 03/01/2021 (9)	2,000,000	550,000

Total Convertible Bond (Cost $2,000,000)		550,000

Total Investments-145.0% (Cost $421,218,228)		493,386,863
Credit Facility-(41.9)% (10)		(142,500,000)
Other Assets and Liabilities-(3.1)%		(10,681,374)

Total Net Assets Applicable to Common Shareholders-100.0%		$340,205,489

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

See accompanying Notes to Consolidated Schedule of Investments.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

(1)

All or a portion of these securities are held as collateral for the line of credit agreements. As of August 31, 2015 the total fair value of securities held as collateral for the line of credit agreements is $329,498,536.

(2)	Non-income producing security.
(3)	Distributions are paid-in-kind.
(4)	All or a portion of these securities are held by Salient Midstream & MLP Fund, Inc. (the “Subsidiary”).
(5)

Restricted securities are exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to Consolidated Schedule of Investments for further information.

(6)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 6.0% of net assets applicable to common shareholders. See notes to Consolidated Schedule of Investments for further information.

(7)

Security has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees and represents 6.0% of net assets applicable to common shareholders. See footnote 2(g) in the notes to Consolidated Schedule of Investments for further information.

(8)	Affiliated investment for which ownership exceeds 25% of partners’ capital.
(9)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the value of this security was $550,000, representing 0.2% of net assets. This security has been deemed liquid based on procedures approved by the Board of Trustees.

(10)	See footnote 4 in the notes to Consolidated Schedule of Investments for further information.

See accompanying Notes to Consolidated Schedule of Investments

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Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

Salient Midstream & MLP Fund invested in the following industries as of August 31, 2015:

	Value	% of Total Investments
Diversified Energy	$222,455,212	45.0%
Gathering & Processing	76,397,384	15.5%
Liquids Transportation & Storage	61,654,602	12.5%
Natural Gas Gathering/Processing	27,619,629	5.6%
Natural Gas Pipelines & Storage	14,728,936	3.0%
Oil Service and Other Specialty	7,110,500	1.4%
Propane	5,685,174	1.2%
Refining & Marketing	8,457,775	1.7%
Tankers	35,629,226	7.2%
Transportation Infrastructure	23,941,507	4.9%
Utilities	9,706,918	2.0%

Total	$493,386,863	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of August 31, 2015:

	Value	% of Total Investments
Bermuda	$7,389,650	1.5%
Republic of the Marshall Islands	15,521,340	3.2%
United Kingdom	7,819,352	1.6%
United States	462,656,521	93.7%

Total	$493,386,863	100.0%

See accompanying Notes to Consolidated Schedule of Investments.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments

August 31, 2015

(Unaudited)

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

The Fund may invest up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s Consolidated Schedule of Investments. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

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August 31, 2015

(Unaudited)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The Consolidated Schedule of Investments has been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and reflects the financial position of the Fund and its Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by Citi Fund Services Ohio, Inc., the Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

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Notes to Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partners’ capital or net asset value (the “NAV”) as a practical expedient, as reported by the Investment Fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at August 31, 2015 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

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Notes to Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

Security	% of Net Assets	Acquisition Date	Shares/Units	Cost	Fair Value
EMG Utica I Offshore Co-Investment, LP*	6.0%	2/22/13	16,000,000	$16,000,000	$20,553,600

Total Restricted Securities	6.0%			$16,000,000	$20,553,600

*	Security has been deemed illiquid by the Adviser based on procedures approved by the Board.

(h) AFFILIATED INVESTMENT FUNDS

The 1940 Act defines affiliates as those issuers in which a fund holds 5% or more of the outstanding voting securities, but the fund does not own enough of the outstanding voting securities of the issuer to have control (as defined by the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the period ended August 31, 2015:

Security	Balance November 30, 2014	Gross Purchases	Proceeds from Sales	Net Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Balance August 31, 2015
EMG Utica I Offshore Co-Investment, LP	$20,120,000	$—	$—	$—	$433,600	$20,553,600

The Fund owns 100% of EMG Utica I Offshore Co-Investment, L.P. (“EMG Utica”). EMG Utica holds a non-controlling underlying interest in MarkWest Utica EMG, L.L.C., which is a joint venture between MarkWest Energy Partners, L.P. (“MarkWest”) and The Energy and Minerals Group (“EMG”). MarkWest is a U.S. domiciled publicly traded master limited partnership in the natural gas gathering, processing and transportation business. EMG is a private investment firm that targets equity investments in the energy and minerals sector. The Fund has included EMG Utica as an investment at fair value in its Consolidated Schedule of Investments (see note 3) and has not consolidated operations of EMG Utica, based on investment company accounting and reporting guidance under FASB ASC Topic 810, “Consolidation”. EMG Utica’s investments are recorded at fair value by primarily utilizing a discounted cash flow model as well as market comparable companies and transactions. These methodologies utilize unobservable inputs and as such are considered Level 3 in the fair value hierarchy.

(i) USE OF ESTIMATES

The Consolidated Schedule of Investments has been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Consolidated Schedule of Investments. Actual results may differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

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Notes to Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The Fund had the following transactions in written call options during the period ended August 31, 2015:

	Number of Contracts	Premiums
Written options outstanding at November 30, 2014	—	$—
Options written	19,693	625,597
Options exercised	(1,804)	(52,693)
Options expired	(15,741)	(436,598)
Options closed	(2,148)	(136,306)

Written options outstanding at August 31, 2015	—	$—

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Fund may invest in swap agreements, primarily total return swap agreements, in connection with its hedging strategy to manage market risks.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the

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Notes to Consolidated Schedule of Investments, continued

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(Unaudited)

underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

As of August 31, 2015, the Fund held no investments in derivative instruments.

(k) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

With respect to the Fund, the Adviser has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

• Level 1 —	unadjusted quoted prices in active markets for identical investments

• Level 2 —	investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—

investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or Investment Funds that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of August 31, 2015. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	Total
	Investment Securities	Investment Securities	Investment Securities	Investment Securities

Investments
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$6,516,029	$—	$20,553,600	$27,069,629
Other Master Limited Partnerships and Related Companies	465,767,234	—	—	465,767,234
Convertible Bonds	—	550,000	—	550,000

Total	$472,283,263	$550,000	$20,553,600	$493,386,863

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of August 31, 2015.

Type of Assets	Fair Value as of August 31, 2015	Valuation Technique(s)	Liquidity of Investments	Adjustments to Fair Value**
Master Limited Partnerships and Related Companies
EMG Utica I Offshore Co-Investment, LP	$20,553,600	NAV as Practical Expedient*	Quarterly or Greater	None

Total Investments	$20,553,600

*	Unobservable valuation input.
**	Fair Value may be adjusted if underlying fund reports a NAV as of a date other than the Fund’s measurement date, or if underlying fund is not reporting its investments at fair value.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

There were no transfers between Levels 1, 2, or 3 for the period ended August 31, 2015. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Balance as of November 30, 2014	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of August 31, 2015
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$20,120,000	$—	$—	$—	$433,600	$20,553,600

Total Investments	$20,120,000	$—	$—	$—	$433,600	$20,553,600

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $225,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum.

The Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with BNS which provides a $75,000,000 committed lending facility. Borrowings under the Sub Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Sub Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum.

(5) FEDERAL INCOME TAXES

The Fund’s tax cost as of August 31, 2015, was $403,669,872, resulting in accumulated net unrealized appreciation of $89,716,991, consisting of $103,282,463 in gross unrealized appreciation and $13,565,472 in gross unrealized depreciation.

(6) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence.

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

August 31, 2015

(Unaudited)

(7) SUBSEQUENT EVENT

The Internal Revenue Service (“IRS”) adopted final regulations, published September 15, 2015 (“Regulations”), which will have the effect of requiring the Fund to aggregate the investment holdings of the Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of one or more “qualified publicly traded partnerships.” Such “QPTPs” include MLPs, in which the Fund and Subsidiary invest. The Regulations do not impact Fund investments in affiliates of MLPs or other Midstream Companies structured as corporations, as those categories are applied in the Fund’s investment strategies. The regulations will apply to quarters that begin on or after December 15, 2015. Therefore, the Fund’s portfolio, including assets held by the Subsidiary, must hold no more than 25% MLPs by the end of the fiscal quarter ending on May 31, 2016. The Adviser intends to reduce the Fund’s overall investments in MLPs to no more than 25% of the Fund’s total assets before the May 2016 deadline.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Midstream & MLP Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer
Date: October 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer

Date: October 28, 2015

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: October 28, 2015